Exhibit 5.9

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter referred to as this “Agreement”) was entered into by and among the following parties on May 26, 2023 in Beijing China:

Party A: Aixin Times (Beijing) Enterprise Management Co., Ltd. . (hereinafter referred to as the “Pledgee”)

Party B: Lang Jun, ID card No.:***

(Hereinafter collectively referred to as the “Pledgor”or “Party B”)

Party C: Pintec Jinke (Beijing) Technology Information Co., Ltd.

For the purpose of this Agreement, the Pledgee, Pledgors, and Party C are individually referred to as a “Party,” and collectively referred to as the “Parties.”

Whereas:

1.

The Pledgors collectively hold 100% equity interests in Party C. Party C is a limited liability company registered in Beijing, China engaging in technology development, technology transfer, technology promotion, technology service, technology consulting, computer system service (market entities independently choose business projects and carry out business activities in accordance with the law; projects subject to approval in accordance with the law shall carry out business activities in accordance with the approved contents after approval by the relevant departments; and shall not engage in the business activities in the projects prohibited and restricted by the state and the industrial policy of the city).. Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee hereunder, and agrees to provide any necessary assistance in registering the pledge;

2.

The Pledgee is a limited liability company registered in Beijing, China. The Pledgee and Party C have entered into the Exclusive Business Cooperation Agreement (hereinafter referred to as the “Exclusive Business Cooperation Agreement”) on May 26, 2023; the Pledgors, Party C, and the Pledgee have entered into the Exclusive Option Agreement (hereinafter referred to as the “Exclusive Option Agreement”) on May 26, 2023; and the Pledgors have separately entered into the Power of Attorney (hereinafter referred to as the “Power of Attorney”, together with the Exclusive Business Cooperation Agreement and the Exclusive Option Agreement, “Project Agreements”) with the Pledgee on May 26, 2023;

3.

The pledge is intended to: ensure that (A) the Pledgee may receive all due amounts payable by Party C from Party C  in accordance with the Exclusive Business Cooperation Agreement, including but not limited to consulting and service fees; (B) the Pledgee can effective exercise its Share Purchase Option and/or Assets Purchase Option under the Exclusive Option Agreement in accordance therewith; and (C) the Pledgee can exercise its voting rights under the Power of Attorney in accordance therewith, and the Pledgors agree to provide the pledge security for the obligations of the Pledgors and Party C under the Project Agreements with all the equity interests they held in Party C.

Now therefore, the Parties mutually agree to execute this Agreement in accordance with the following provisions.

1.	Definitions

Unless otherwise provided herein, the following terms shall have the following meanings:

1.1“Right of Pledge” shall mean the security interests granted by the Pledgors to the Pledgee in accordance with Article 2 hereof, that is, the priority of claim for the Pledgee from the transfer, auction, or sale prices of the equity interests.

1.2

“Pledged Equities” shall mean all the 100% equity interests held by the Pledgors in Party C, that is, 50% equity interests held by Party B , in Party C, corresponding to the registered capital of RMB 200 million Yuan; and the additional contribution amounts and dividends set forth in Articles 2.3 hereof.

1.3	“Term of Pledge” shall mean the term set forth in Article 3 hereof.
1.4	“Project Agreements” shall have the meaning assigned in the recital hereof.
1.5	“Contractual Obligations” shall mean all the contractual obligations of the Pledgors and Party C under this Agreement and the Project Agreements.
1.6

“Secured Liabilities” shall mean the payment and other obligations of Party C under the Exclusive Business Cooperation Agreement, all the direct, indirect, and derivative losses and predictable losses of interests suffered by the Pledgee due to any Event of Default (as defined below) of the Pledgors and/or Party C, the basis for determining the amounts of such losses including but not limited to the reasonable business plan and profit prediction of the Pledgee and the service fees payable by Party C under the Exclusive Business Cooperation Agreement (no less than RMB 400 million Yuan), and all the expenses incurred by the Pledgee in enforcing the Pledgors and/or Company to perform their Contractual Obligations.

1.7	“Event of Default” shall mean any circumstance listed in Article 7 hereof.
1.8	“Notice of Default” shall mean a notice given by the Pledgee in accordance with this Agreement and specifying an Event of Default.
2.	Right of Pledge

2.1

As the security for repaying the Secured Liabilities, the Pledgors hereby pledge all the Pledged Equities to the Pledgee, and Party C hereby consents to the Pledgors for pledging the Pledged Equities to the Pledgee in accordance with the provisions of this Agreement.

2.2	The Pledgors undertake that, they shall be responsible for recording the equity pledge arrangement under this Agreement in the register of shareholders of Party C.
2.3

During the Term of Pledge, the Pledgee has the right to receive incomes (including but not limited to any dividends and profits) arising from the Pledged Equities. With the prior written consent of the Pledgee, the Pledgors may get dividends or capital bonuses with respect to the Pledged Equities. The dividends or capital bonuses attributable to the Pledgors on the Pledged Equities shall be deposited in an account designated by the Pledgee, subject to the supervision of the Pledgee, and used first to repay the Secured Liabilities.

3.	Term of Pledge
3.1

The Right of Pledge shall become effective when it is registered with the competent administration for industry and commerce (hereinafter referred to as the “Registration Authority”) at the place of Party C. The Parties agree that, the Pledgors and Party A shall submit an application for equity pledge registration with the Registration Authority within 20 working days from the execution of this Agreement. The Parties further agree that, they shall complete all equity pledge registration formalities, obtain the registration notice issued by the Registration Authority, and have the Registration Authority fully and accurately record the equity pledge matter in the equity pledge register within 20 working days from the date when the Registration Authority officially accepts the application for equity pledge registration.

3.2	This Agreement shall be valid until the Contractual Obligations are performed in full or the Secured Liabilities are paid off in full.
4.	Retention of Share Records

During the Term of Pledge set forth in this Agreement, the Pledgors shall hand over the register of shareholders, containing the Right of Pledge, to the Pledgee within one week from the execution of this Agreement. The Pledgee shall retain such document throughout the entire Term of Pledge set forth in this Agreement.

5.	Representations and Warranties of the Pledgors
5.1

The Pledgors are a Chinese citizen/legal person with full capacity of disposition, and have lawful rights and capabilities to execute this Agreement and undertake the legal obligations in accordance with this Agreement. This Agreement, once duly executed by the Pledgors, constitutes lawful, valid, and binding obligations of the Pledgors.

5.2

The Pledgors are the only legal and beneficiary owners of the equities free from any dispute with respect to the ownership of the Pledged Equities. The Pledgors have the right to dispose of the Pledged Equities or any part thereof.

5.3	Except for the Right of Pledge, the Pledgors have not placed any other security interests or other encumbrances on the equities.
5.4

The consent, approval, waiver, or authorization of any third party, or the approval, permit, or exempt of any government authority, or the registration or filing formalities with any government authority (if required by law) for the execution and performance of this Agreement and the pledge of the equities under this Agreement have been obtained or completed (except for the pledge registration with the registration authority), and will be fully valid during the term of this Agreement.

5.5

The Pledgors hereby undertake to the Pledgee that, the representations and warranties above will all be true and accurate and be fully complied with under any circumstance and at any time before the Contractual Obligations are performed in full or the Secured Liabilities are discharged in full.

6.Undertakings and Further Consents of the Pledgors

6.1	During the term of this Agreement, the Pledgors hereby undertake to the Pledgee that, the Pledgors shall:
6.1.1

Except for performing the Exclusive Option Agreement, without the prior written consent of the Pledgee, not transfer the equities, or impose or allow the imposition of any security interests or other encumbrances that may affect the rights and interests of the Pledgee in the equities;

6.1.2

Immediately notify the Pledgee of any event or notice received by the Pledgors that may affect the Pledgee’s rights over the equities or any part thereof, and any event or notice received by the Pledgors that may affect any warranties and other obligations of the Pledgors arising from this Agreement.

6.2

The Pledgors acknowledge that, the rights obtained by the Pledgee under this Agreement over the Right of Pledge shall not be suspended or compromised via legal proceedings by the Pledgors, any successor or representative of the Pledgors, or any other person.

6.3

The Pledgors hereby undertake to the Pledgee that, they shall abide by and perform all the warranties, undertakings, agreements, representations, and conditions under this Agreement. In the event of failure in performing or partial performance by the Pledgors of their warranties, undertakings, agreements, representations, and conditions, the Pledgors shall compensate the Pledgee for all losses arising therefrom.

6.4	The Pledgors hereby waive the right of first refusal that they may be entitled to when the Pledgee exercises the Right of Pledge.
7.	Event of Default
7.1	The following circumstances shall be deemed as Events of Default:
7.1.1	Party C fails to fully pay the consulting and service fees payable under the Exclusive Business Cooperation Agreement, or is in violation of any other obligations of Party C thereunder;

7.1.2Party C or the Pledgors are in violation of other Project Agreements;

7.1.3

Any representations or warranties made by the Pledgors in Article 5 hereof contain serious misstatements or errors, and/or the Pledgors are in violation of any warranties in Article 5 hereof, or the Pledgors are in violation of the undertakings or further consents in Article 6 hereof;

7.1.4	The Pledgors and Party C fail to complete the registration with the registration authority for the pledge of equities in accordance with the provisions of Article 3.1;

7.1.5The Pledgors or Party C is in violation of other provisions of this Agreement;

7.1.6	Except as expressly provided in Article 6.1.1, the Pledgors transfer or attempt to transfer or abandon the Pledged Equities, or assign the Pledged Equities without the written consent of the Pledgee;
7.1.7

The loans, warranties, compensation, undertakings, or other liabilities of the Pledgors per se to any third party (1) are required to be paid or performed in advance due to defaults of the Pledgors, or (2) become due but cannot be repaid or performed as scheduled;

7.1.8	Any approval, license, permit, or authorization of a government authority for this Agreement to be enforceable, legal, and valid is revoked, suspended, invalidated, or substantially changed;
7.1.9	The promulgation of applicable laws renders this Agreement illegal, or causes the Pledgors cannot continue to perform their obligations hereunder;
7.1.10	The properties owned by the Pledgors experience such adverse changes that the Pledgee considers that the capabilities of the Pledgors for performing their obligations hereunder have been affected;

7.1.11

The successor or trustee of Party C is capable of performing only a part of or rejects to perform the payment obligations under the Exclusive Business Cooperation Agreement or Exclusive Option Agreement; and

7.1.12	There are other circumstances resulting in that the Pledgee cannot or may not exercise its rights over the Right of Pledge.
7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Article 7.1, the Pledgors shall immediately notify the Pledgee in writing accordingly.

7.3

Unless the Event of Default listed in this Article 7.1 has been resolved to the satisfaction of the Pledgee, the Pledgee may send a Notice of Default to the Pledgors upon the occurrence of the Event of Default or at any time after the occurrence thereof, requiring the Pledgors to immediately pay all outstanding amounts that are due and payable under the Project Agreements and all other amounts due and payable to the Pledgee, and/or dispose of the Right of Pledge in accordance with the provisions of Article 8 hereof.

8.	Exercising the Right of Pledge
8.1

Before the Secured Liabilities are repaid in full, without the written consent of the Pledgee, the Pledgors shall not transfer the Right of Pledge or their shareholding in Party C, or further pledge the equities to any third person.

8.2	The Pledgee may send a Notice of Default to the Pledgors when exercising the Right of Pledge.
8.3

Subject to the provisions of Article 7.3, the Pledgee may exercise the Right of Pledge at the same time of sending the Notice of Default in accordance with Article 7.2, or exercise the Right of Pledge at any time after the Notice of Default is sent.

8.4

The Pledgee has priority of claim to the transfer, auction, or sale prices of all or a part of equities pledged hereunder in accordance with statutory proceedings, until all the outstanding amounts due and payable under the Project Agreements and all other payments due and payable to the Pledgee are paid off in full.

8.5

When the Pledgee disposes of the Right of Pledge in accordance with this Agreement, the Pledgors and Party C shall provide necessary assistance so that the Pledgee may exercise the Right of Pledge as provided in this Agreement.

9.	Transfer
9.1	Without the prior written consent of the Pledgee, the Pledgors shall not transfer or assign their rights and obligations hereunder. However, the Pledgee may transfer or assign its rights and obligations hereunder at any time without the consent of the Pledgors or Party C, but shall notify the Pledgors and Party C within a reasonable duration.

9.2	This Agreement shall be binding on the Pledgors and their successors and permitted assignees, and shall be valid with respect to the Pledgee and each of its successors and assignees.
9.3

The Pledgee may transfer any and all of its rights and obligations under the Project Agreements and/or this Agreement to its designated person (natural person/legal person) at any time; under such circumstances, the transferee shall enjoy and undertake the rights and obligations same as those of the Pledgee hereunder as if the transferee is an original party to this Agreement. When the Pledgee transfers the rights and obligations under the Project Agreements, at the request of the Pledgee, the Pledgors shall execute relevant agreements or other documents related to such transfer.

9.4

In the event of changes to the Pledgee due to transfer, at the request of the Pledgee, the Pledgors shall enter into a new Pledge Agreement with the new pledgee on the terms and conditions same as those in this Agreement, and execute amended relevant documents including the Business Cooperation Agreement, Exclusive Option Agreement, and Power of Attorney.

9.5

The Pledgors shall strictly abide by the provisions of this Agreement and other agreements jointly or severally executed by all Parties hereto or any Party hereto, including the Exclusive Business Cooperation Agreement, Exclusive Option Agreement, and the Power of Attorney granted to the Pledgee, perform the obligations under this Agreement and other agreements, and refrain from act/omission that may affect the validity and enforceability of this Agreement and other agreements. Except as expressly instructed in writing by the Pledgee, the Pledgors shall not exercise any of its residual rights over the equities pledged hereunder.

10.Termination and Release of Pledge

After the Pledgors and Party C fully and completely perform all Contractual Obligations and discharge all Secured Liabilities, the Pledgee shall, at the request of the Pledgors, release the equity pledge under this Agreement as soon as practical, and cooperate with the Pledgors in deregistering the equity pledge recorded in the register of shareholders of Party C and the pledge deregistration with the Registration Authority.

11.Handling Fees and Other Expenses

All expenses and actual expenditures in connection with this Agreement, including but not limited to attorney’s fees, costs of production, stamp duties, and any other taxes and expenses, shall be borne by Party C. If the Pledgee is required to bear some relevant taxes and expenses under applicable laws, the Pledgors shall cause Party C to repay the Pledgee in full for the taxes and expenses paid accordingly.

12.	Confidentiality Obligations

The Parties acknowledge that, any oral or written information exchanged among them with respect to this Agreement shall be confidential information. Each Party shall keep the confidentiality of all such information, and shall not disclose any of the relevant information to any third party prior to the written consent of other Parties, except for the following cases: (a) the public is or will be aware of such information (other than being disclosed to the public by the Party receiving such information); (b) the information is required to be disclosed under applicable laws or the rules or regulations of any securities exchange; or (c) any Party needs to disclose the information to its legal or financial advisors with respect to the transaction contemplated under this Agreement; provided, however, that such legal or financial advisors shall also comply with the confidentiality obligations similar to this Article. The disclosure of any confidential information made by the staff or institution engaged by any Party shall be deemed as the disclosure of such confidential information made by such Party, and such Party shall be held liable for violation of this Agreement. This article shall survive the termination of this Agreement for any reason.

13.	Applicable Laws and Dispute Resolution
13.1	The execution, validity, construction, and performance of this Agreement and the resolution of disputes under this Agreement shall be governed by the laws of China.
13.2

In the event of any dispute arising from the construction and performance of the provisions of this Agreement, the Parties shall first resolve such dispute in good faith. If the Parties fail to reach an agreement in resolving such dispute within 30 days after any Party’s request to the other Parties for resolving the dispute through negotiation, any Party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be conducted in Beijing, and the language to be used in the arbitration shall be Chinese. The arbitration award shall be final and be binding on all Parties.

13.3

In the event of any dispute arising from the interpretation and performance of this Agreement or during the arbitration of any dispute, except of the matters in dispute, the Parties hereto shall continue to exercise their respective other rights under this Agreement and perform their respective other obligations under this Agreement.

14.	Notice
14.1

All notices and other communications required or permitted to be given in accordance with this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by commercial courier service, or by facsimile transmission, to the contact address of a Party. With respect to each notice, one confirmation copy shall be sent via email. The date on which such notice is deemed as being effectively delivered shall be determined as follows:

14.2

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed as effectively delivered on the date of receipt or refusal at the designated receiving address.

14.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).
14.4	Any Party may change its notice receiving address at any time by sending a notice to other Parties as provided in this article.
15.	Severability

If one or more provisions hereof are held to be invalid, illegal, or unenforceable in any aspect under any laws or regulations, the validity, legality, or enforceability of the remaining provisions hereof shall not be affected or compromised in any aspect. The Parties shall strive in good faith to  replace such invalid, illegal, or unenforceable provisions with valid provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal, or unenforceable provisions.

16.	Appendix

The appendix listed herein is an integral part of this Agreement.

17.	Validity
17.1

This Agreement shall become effective on the date when the Parties execute this Agreement. Any amendment, modification, and supplement to this Agreement shall be made in writing, and shall become effective after the Parties sign or affix their stamps to the same and complete the government registration procedure (if applicable).

17.2	This Agreement is written in Chinese and made in four (4) originals. Each original of this Agreement shall have the same force.

- Signature pages below -

This page is the signature page to the Equity Pledge Agreement.

Party A:

Aixin Times (Beijing) Enterprise Management Co., Ltd. (Stamp)

Legal representative: /s/ Chen Chao

This page is the signature page to the Equity Pledge Agreement.

Party B :

Lang Jun

Signature: /s/ Lang Jun

This page is the signature page to the Equity Pledge Agreement.

Party C:

Pintec Jinke (Beijing) Technology Information Co., Ltd. (Stamp)

Legal representative: /s/ Wei Shixin

Appendix

Register of Shareholders of Pintec Jinke (Beijing) Technology Information Co., Ltd.

May 26,  2023

Investment Certificate No.	Name of Shareholder	ID card No	Contribution Amount (Ten thousands)	Capital Contribution
01	Lang Jun	******************	20,000	Ratio of investments:50.00% The 50.00% equity interests have been fully pledged to Aixin Times (Beijing) Enterprise Management Co., Ltd
02	Zhu Yin	******************2	20,000	Ratio of investments: 50.00% The 50.00% equity interests have been fully pledged to Aixin Times (Beijing) Enterprise Management Co., Ltd.
				Company: Pintec Jinke (Beijing) Technology Information Co., Ltd. (Stamp) Legal representative:/s/ Wei Shixin

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter referred to as this “Agreement”) was entered into by and among the following parties on May 26, 2023 in Beijing China:

Party A: Aixin Times (Beijing) Enterprise Management Co., Ltd. . (hereinafter referred to as the “Pledgee”)

Party B: Zhu Yin, ID card No.:***

(Hereinafter collectively referred to as the “Pledgor”or “Party B”)

Party C: Pintec Jinke (Beijing) Technology Information Co., Ltd.

For the purpose of this Agreement, the Pledgee, Pledgors, and Party C are individually referred to as a “Party,” and collectively referred to as the “Parties.”

Whereas:

1.

The Pledgors collectively hold 100% equity interests in Party C. Party C is a limited liability company registered in Beijing, China engaging in technology development, technology transfer, technology promotion, technology service, technology consulting, computer system service (market entities independently choose business projects and carry out business activities in accordance with the law; projects subject to approval in accordance with the law shall carry out business activities in accordance with the approved contents after approval by the relevant departments; and shall not engage in the business activities in the projects prohibited and restricted by the state and the industrial policy of the city).. Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee hereunder, and agrees to provide any necessary assistance in registering the pledge;

2.

The Pledgee is a limited liability company registered in Beijing, China. The Pledgee and Party C have entered into the Exclusive Business Cooperation Agreement (hereinafter referred to as the “Exclusive Business Cooperation Agreement”) on May 26, 2023; the Pledgors, Party C, and the Pledgee have entered into the Exclusive Option Agreement (hereinafter referred to as the “Exclusive Option Agreement”) on May 26, 2023; and the Pledgors have separately entered into the Power of Attorney (hereinafter referred to as the “Power of Attorney”, together with the Exclusive Business Cooperation Agreement and the Exclusive Option Agreement, “Project Agreements”) with the Pledgee on May 26, 2023;

3.

The pledge is intended to: ensure that (A) the Pledgee may receive all due amounts payable by Party C from Party C  in accordance with the Exclusive Business Cooperation Agreement, including but not limited to consulting and service fees; (B) the Pledgee can effective exercise its Share Purchase Option and/or Assets Purchase Option under the Exclusive Option Agreement in accordance therewith; and (C) the Pledgee can exercise its voting rights under the Power of Attorney in accordance therewith, and the Pledgors agree to provide the pledge security for the obligations of the Pledgors and Party C under the Project Agreements with all the equity interests they held in Party C.

Now therefore, the Parties mutually agree to execute this Agreement in accordance with the following provisions.

1.	Definitions

Unless otherwise provided herein, the following terms shall have the following meanings:

1.1

“Right of Pledge” shall mean the security interests granted by the Pledgors to the Pledgee in accordance with Article 2 hereof, that is, the priority of claim for the Pledgee from the transfer, auction, or sale prices of the equity interests.

1.2

 “Pledged Equities” shall mean all the 100% equity interests held by the Pledgors in Party C, that is, 50% equity interests held byParty B , in Party C, corresponding to the registered capital of RMB 200 million Yuan; and the additional contribution amounts and dividends set forth in Articles 2.3 hereof.

1.3	“Term of Pledge” shall mean the term set forth in Article 3 hereof.
1.4	“Project Agreements” shall have the meaning assigned in the recital hereof.
1.5	“Contractual Obligations” shall mean all the contractual obligations of the Pledgors and Party C under this Agreement and the Project Agreements.
1.6

“Secured Liabilities” shall mean the payment and other obligations of Party C under the Exclusive Business Cooperation Agreement, all the direct, indirect, and derivative losses and predictable losses of interests suffered by the Pledgee due to any Event of Default (as defined below) of the Pledgors and/or Party C, the basis for determining the amounts of such losses including but not limited to the reasonable business plan and profit prediction of the Pledgee and the service fees payable by Party C under the Exclusive Business Cooperation Agreement (no less than RMB 400 million Yuan), and all the expenses incurred by the Pledgee in enforcing the Pledgors and/or Company to perform their Contractual Obligations.

1.7	“Event of Default” shall mean any circumstance listed in Article 7 hereof.
1.8	“Notice of Default” shall mean a notice given by the Pledgee in accordance with this Agreement and specifying an Event of Default.
2.	Right of Pledge
2.1	As the security for repaying the Secured Liabilities, the Pledgors hereby pledge all the

Pledged Equities to the Pledgee, and Party C hereby consents to the Pledgors for pledging the Pledged Equities to the Pledgee in accordance with the provisions of this Agreement.

2.2	The Pledgors undertake that, they shall be responsible for recording the equity pledge arrangement under this Agreement in the register of shareholders of Party C.
2.3

During the Term of Pledge, the Pledgee has the right to receive incomes (including but not limited to any dividends and profits) arising from the Pledged Equities. With the prior written consent of the Pledgee, the Pledgors may get dividends or capital bonuses with respect to the Pledged Equities. The dividends or capital bonuses attributable to the Pledgors on the Pledged Equities shall be deposited in an account designated by the Pledgee, subject to the supervision of the Pledgee, and used first to repay the Secured Liabilities.

3.	Term of Pledge
3.1

The Right of Pledge shall become effective when it is registered with the competent administration for industry and commerce (hereinafter referred to as the “Registration Authority”) at the place of Party C. The Parties agree that, the Pledgors and Party A shall submit an application for equity pledge registration with the Registration Authority within 20 working days from the execution of this Agreement. The Parties further agree that, they shall complete all equity pledge registration formalities, obtain the registration notice issued by the Registration Authority, and have the Registration Authority fully and accurately record the equity pledge matter in the equity pledge register within 20 working days from the date when the Registration Authority officially accepts the application for equity pledge registration.

3.2	This Agreement shall be valid until the Contractual Obligations are performed in full or the Secured Liabilities are paid off in full.
4.	Retention of Share Records

During the Term of Pledge set forth in this Agreement, the Pledgors shall hand over the register of shareholders, containing the Right of Pledge, to the Pledgee within one week from the execution of this Agreement. The Pledgee shall retain such document throughout the entire Term of Pledge set forth in this Agreement.

5.	Representations and Warranties of the Pledgors
5.1

The Pledgors are a Chinese citizen/legal person with full capacity of disposition, and have lawful rights and capabilities to execute this Agreement and undertake the legal obligations in accordance with this Agreement. This Agreement, once duly executed by the Pledgors, constitutes lawful, valid, and binding obligations of the Pledgors.

5.2

The Pledgors are the only legal and beneficiary owners of the equities free from any dispute with respect to the ownership of the Pledged Equities. The Pledgors have the right to dispose of the Pledged Equities or any part thereof.

5.3	Except for the Right of Pledge, the Pledgors have not placed any other security interests or other encumbrances on the equities.
5.4

The consent, approval, waiver, or authorization of any third party, or the approval, permit, or exempt of any government authority, or the registration or filing formalities with any government authority (if required by law) for the execution and performance of this Agreement and the pledge of the equities under this Agreement have been obtained or completed (except for the pledge registration with the registration authority), and will be fully valid during the term of this Agreement.

5.5

The Pledgors hereby undertake to the Pledgee that, the representations and warranties above will all be true and accurate and be fully complied with under any circumstance and at any time before the Contractual Obligations are performed in full or the Secured Liabilities are discharged in full.

6.	Undertakings and Further Consents of the Pledgors
6.1	During the term of this Agreement, the Pledgors hereby undertake to the Pledgee that, the Pledgors shall:
6.1.1

Except for performing the Exclusive Option Agreement, without the prior written consent of the Pledgee, not transfer the equities, or impose or allow the imposition of any security interests or other encumbrances that may affect the rights and interests of the Pledgee in the equities;

6.1.2

Immediately notify the Pledgee of any event or notice received by the Pledgors that may affect the Pledgee’s rights over the equities or any part thereof, and any event or notice received by the Pledgors that may affect any warranties and other obligations of the Pledgors arising from this Agreement.

6.2

The Pledgors acknowledge that, the rights obtained by the Pledgee under this Agreement over the Right of Pledge shall not be suspended or compromised via legal proceedings by the Pledgors, any successor or representative of the Pledgors, or any other person.

6.3

The Pledgors hereby undertake to the Pledgee that, they shall abide by and perform all the warranties, undertakings, agreements, representations, and conditions under this Agreement. In the event of failure in performing or partial performance by the Pledgors of their warranties, undertakings, agreements, representations, and conditions, the Pledgors shall compensate the Pledgee for all losses arising therefrom.

6.4	The Pledgors hereby waive the right of first refusal that they may be entitled to when the Pledgee exercises the Right of Pledge.
7.	Event of Default
7.1	The following circumstances shall be deemed as Events of Default:
7.1.1	Party C fails to fully pay the consulting and service fees payable under the Exclusive Business Cooperation Agreement, or is in violation of any other obligations of Party C thereunder;
7.1.2	Party C or the Pledgors are in violation of other Project Agreements;
7.1.3

Any representations or warranties made by the Pledgors in Article 5 hereof contain serious misstatements or errors, and/or the Pledgors are in violation of any warranties in Article 5 hereof, or the Pledgors are in violation of the undertakings or further consents in Article 6 hereof;

7.1.4	The Pledgors and Party C fail to complete the registration with the registration authority for the pledge of equities in accordance with the provisions of Article 3.1;
7.1.5	The Pledgors or Party C is in violation of other provisions of this Agreement;
7.1.6	Except as expressly provided in Article 6.1.1, the Pledgors transfer or attempt to transfer or abandon the Pledged Equities, or assign the Pledged Equities without the written consent of the Pledgee;
7.1.7

The loans, warranties, compensation, undertakings, or other liabilities of the Pledgors per se to any third party (1) are required to be paid or performed in advance due to defaults of the Pledgors, or (2) become due but cannot be repaid or performed as scheduled;

7.1.8	Any approval, license, permit, or authorization of a government authority for this Agreement to be enforceable, legal, and valid is revoked, suspended, invalidated, or substantially changed;
7.1.9	The promulgation of applicable laws renders this Agreement illegal, or causes the Pledgors cannot continue to perform their obligations hereunder;
7.1.10	The properties owned by the Pledgors experience such adverse changes that the Pledgee considers that the capabilities of the Pledgors for performing their obligations hereunder have been affected;
7.1.11	The successor or trustee of Party C is capable of performing only a part of or rejects to perform the payment obligations under the Exclusive Business Cooperation Agreement or Exclusive Option Agreement; and

7.1.12	There are other circumstances resulting in that the Pledgee cannot or may not exercise its rights over the Right of Pledge.
7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Article 7.1, the Pledgors shall immediately notify the Pledgee in writing accordingly.

7.3

Unless the Event of Default listed in this Article 7.1 has been resolved to the satisfaction of the Pledgee, the Pledgee may send a Notice of Default to the Pledgors upon the occurrence of the Event of Default or at any time after the occurrence thereof, requiring the Pledgors to immediately pay all outstanding amounts that are due and payable under the Project Agreements and all other amounts due and payable to the Pledgee, and/or dispose of the Right of Pledge in accordance with the provisions of Article 8 hereof.

8.	Exercising the Right of Pledge
8.1

Before the Secured Liabilities are repaid in full, without the written consent of the Pledgee, the Pledgors shall not transfer the Right of Pledge or their shareholding in Party C, or further pledge the equities to any third person.

8.2	The Pledgee may send a Notice of Default to the Pledgors when exercising the Right of Pledge.
8.3

Subject to the provisions of Article 7.3, the Pledgee may exercise the Right of Pledge at the same time of sending the Notice of Default in accordance with Article 7.2, or exercise the Right of Pledge at any time after the Notice of Default is sent.

8.4

The Pledgee has priority of claim to the transfer, auction, or sale prices of all or a part of equities pledged hereunder in accordance with statutory proceedings, until all the outstanding amounts due and payable under the Project Agreements and all other payments due and payable to the Pledgee are paid off in full.

8.5

When the Pledgee disposes of the Right of Pledge in accordance with this Agreement, the Pledgors and Party C shall provide necessary assistance so that the Pledgee may exercise the Right of Pledge as provided in this Agreement.

9.	Transfer
9.1

 Without the prior written consent of the Pledgee, the Pledgors shall not transfer or assign their rights and obligations hereunder. However, the Pledgee may transfer or assign its rights and obligations hereunder at any time without the consent of the Pledgors or Party

C, but shall notify the Pledgors and Party C within a reasonable duration.

9.2	This Agreement shall be binding on the Pledgors and their successors and permitted assignees, and shall be valid with respect to the Pledgee and each of its successors and assignees.
9.3

The Pledgee may transfer any and all of its rights and obligations under the Project Agreements and/or this Agreement to its designated person (natural person/legal person) at any time; under such circumstances, the transferee shall enjoy and undertake the rights and obligations same as those of the Pledgee hereunder as if the transferee is an original party to this Agreement. When the Pledgee transfers the rights and obligations under the Project Agreements, at the request of the Pledgee, the Pledgors shall execute relevant agreements or other documents related to such transfer.

9.4

In the event of changes to the Pledgee due to transfer, at the request of the Pledgee, the Pledgors shall enter into a new Pledge Agreement with the new pledgee on the terms and conditions same as those in this Agreement, and execute amended relevant documents including the Business Cooperation Agreement, Exclusive Option Agreement, and Power of Attorney.

9.5

The Pledgors shall strictly abide by the provisions of this Agreement and other agreements jointly or severally executed by all Parties hereto or any Party hereto, including the Exclusive Business Cooperation Agreement, Exclusive Option Agreement, and the Power of Attorney granted to the Pledgee, perform the obligations under this Agreement and other agreements, and refrain from act/omission that may affect the validity and enforceability of this Agreement and other agreements. Except as expressly instructed in writing by the Pledgee, the Pledgors shall not exercise any of its residual rights over the equities pledged hereunder.

10.	Termination and Release of Pledge

After the Pledgors and Party C fully and completely perform all Contractual Obligations and discharge all Secured Liabilities, the Pledgee shall, at the request of the Pledgors, release the equity pledge under this Agreement as soon as practical, and cooperate with the Pledgors in deregistering the equity pledge recorded in the register of shareholders of Party C and the pledge deregistration with the Registration Authority.

11.	Handling Fees and Other Expenses

All expenses and actual expenditures in connection with this Agreement, including but not limited to attorney’s fees, costs of production, stamp duties, and any other taxes and expenses, shall be borne by Party C. If the Pledgee is required to bear some relevant taxes and expenses under applicable laws, the Pledgors shall cause Party C to repay the Pledgee in full for the taxes and expenses paid accordingly.

12.	Confidentiality Obligations

The Parties acknowledge that, any oral or written information exchanged among them with respect to this Agreement shall be confidential information. Each Party shall keep the confidentiality of all such information, and shall not disclose any of the relevant information to any third party prior to the written consent of other Parties, except for the following cases: (a) the public is or will be aware of such information (other than being disclosed to the public by the Party receiving such information); (b) the information is required to be disclosed under applicable laws or the rules or regulations of any securities exchange; or (c) any Party needs to disclose the information to its legal or financial advisors with respect to the transaction contemplated under this Agreement; provided, however, that such legal or financial advisors shall also comply with the confidentiality obligations similar to this Article. The disclosure of any confidential information made by the staff or institution engaged by any Party shall be deemed as the disclosure of such confidential information made by such Party, and such Party shall be held liable for violation of this Agreement. This article shall survive the termination of this Agreement for any reason.

13.	Applicable Laws and Dispute Resolution
13.1	The execution, validity, construction, and performance of this Agreement and the resolution of disputes under this Agreement shall be governed by the laws of China.
13.2

In the event of any dispute arising from the construction and performance of the provisions of this Agreement, the Parties shall first resolve such dispute in good faith. If the Parties fail to reach an agreement in resolving such dispute within 30 days after any Party’s request to the other Parties for resolving the dispute through negotiation, any Party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be conducted in Beijing, and the language to be used in the arbitration shall be Chinese. The arbitration award shall be final and be binding on all Parties.

13.3

In the event of any dispute arising from the interpretation and performance of this Agreement or during the arbitration of any dispute, except of the matters in dispute, the Parties hereto shall continue to exercise their respective other rights under this Agreement and perform their respective other obligations under this Agreement.

14.	Notice
14.1

All notices and other communications required or permitted to be given in accordance with this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by commercial courier service, or by facsimile transmission, to the contact address of a Party. With respect to each notice, one confirmation copy shall be sent via email. The date on which such notice is deemed as being effectively delivered shall be determined as follows:

14.2

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed as effectively delivered on the date of receipt or refusal at the designated receiving address.

14.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).
14.4	Any Party may change its notice receiving address at any time by sending a notice to other Parties as provided in this article.
15.	Severability

If one or more provisions hereof are held to be invalid, illegal, or unenforceable in any aspect under any laws or regulations, the validity, legality, or enforceability of the remaining provisions hereof shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal, or unenforceable provisions with valid provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal, or unenforceable provisions.

16.	Appendix

The appendix listed herein is an integral part of this Agreement.

17.	Validity
17.1

This Agreement shall become effective on the date when the Parties execute this Agreement. Any amendment, modification, and supplement to this Agreement shall be made in writing, and shall become effective after the Parties sign or affix their stamps to the same and complete the government registration procedure (if applicable).

17.2	This Agreement is written in Chinese and made in four (4) originals. Each original of this Agreement shall have the same force.

- Signature pages below -

This page is the signature page to the Equity Pledge Agreement.

Party A:

Aixin Times (Beijing) Enterprise Management Co., Ltd. (Stamp)

Legal representative: /s/Chen Chao

This page is the signature page to the Equity Pledge Agreement.

Party B :

Zhu Yin

Signature: /s/Zhu Yin

This page is the signature page to the Equity Pledge Agreement.

Party C:

Pintec Jinke (Beijing) Technology Information Co., Ltd. (Stamp)

Legal representative: /s/ Wei Shixin

Appendix

Register of Shareholders of Pintec Jinke (Beijing) Technology Information Co., Ltd.

May 26, 2023

Investment Certificate No.	Name of Shareholder	ID card No	Contribution Amount (Ten thousands)	Capital Contribution
01	Lang Jun	******************	20,000	Ratio of investments: 50.00% The 50.00% equity interests have been fully pledged to Aixin Times (Beijing) Enterprise Management Co., Ltd
02	Zhu Yin	******************	20,000	Ratio of investments: 50.00% The 50.00% equity interests have been fully pledged to Aixin Times (Beijing) Enterprise Management Co., Ltd.
				Company: Pintec Jinke (Beijing) Technology Information Co., Ltd. (Stamp) Legal representative: Wei Shixin